EXHIBIT 4.1

COMMON STOCK	COMMON STOCK

NUMBER C–	ATX GROUP, INC.	SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 002119 10 5 See Reverse for Certain Definitions

THIS CERTIFIES THAT:

IS THE OWNER OF:

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE $0.01 PER SHARE OF

ATX GROUP, INC. (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and of the amendments made from time to time thereto (copies of which are on file with the Transfer Agent), as well as any restrictions noted on the reverse side hereof, to all of which the holder by acceptance hereof assents.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED: (TO COME)
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

Dated:

/s/ Reneé T. Kingsley SECRETARY	/s/ Steven A. Millstein CHIEF EXECUTIVE OFFICER

ATX GROUP, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION, AT THE COMPANY’S PRINCIPAL BUSINESS OFFICE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	_____	Custodian	______
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of			Under Uniform Gifts to Minors
		survivorship and not as tenants			Act
		in common				(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                                                                            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                            Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.